SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest report) January 3, 2000

                         Commission file number 0-26105

                        AIR PACKAGING TECHNOLOGIES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                                        95-4337254
---------------------                              ------------------
(State  or  other  jurisdiction               (IRS  Employer  ID  Number)
of incorporation of organization.)

       25620 Rye Canyon Road, Valencia, CA                          91355
-------------------------------------------------          ---------------------
  (Address  of  principal  executive  offices)                   (Zip  Code)

       Registrant's telephone number, including area code: (661) 294-2222

ITEM  1.  CHANGES  AND  CONTROL  OF  REGISTRANT
N/A

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS
N/A

ITEM  3.  BANKRUPTCY  RECEIVERSHIP
N/A

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFIED  ACCOUNTANT
N/A

ITEM  5.  OTHER  EVENTS
Pursuant to shareholder approval on June 4, 1999, the outstanding shares of the Company common stock were reverse split on a 1 new share for 10 old share basis, effective January 4, 2000. In addition, the Articles of Incorporation of the Company were amended to change the capitalization of the Company from 100,000,000 authorized common shares $0.001 par value to 50,000,000 authorized common shares $0.01 par value. The effect of the reverse split is to reduce the outstanding shares from 79,664,087 to approximately 7,966,409 shares. In addition, all outstanding options, warrants and convertible debentures were automatically adjusted to reflect the reverse split.

ITEM  6.  RESIGNATION  OF  REGISTRANT'S  DIRECTORS
N/A

ITEM  7.  FINANCIAL  STATEMENTS,  PROFORMA  FINANCIAL  INFORMATION  AND EXHIBITS
N/A

ITEM  8.  CHANGE  IN  FISCAL  YEAR
N/A

ITEM  9.  SALES  OF  EQUITY  SECURITIES  PURSUANT  TO  REGULATION  S.
N/A


     Pursuant to the requirement of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Dated  this  3  day  of  January,  2000
             -


     AIR  PACKAGING  TECHNOLOGIES,  INC.


     By  /s/  Donald  M.  Ochacher
       ---------------------------
      Donald  M.  Ochacher
      CEO,  President  and  Director